SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                         (Amendment No.)

                   Filed by the Registrant [X]
         Filed by a Party other than the Registrant [  ]

                   Check the appropriate box:

                [ X ] Preliminary Proxy Statement
        [  ] Confidential, for Use of the Commission Only
               (as permitted by Rule 14a-6(e)(2))
                [   ] Definitive Proxy Statement
              [  ] Definitive Additional Materials
              [  ] Soliciting Material Pursuant to
                ss.240.14a-11(c) or ss.240.14a-12

             Food Court Entertainment Network, Inc.
        (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

             FOOD COURT ENTERTAINMENT NETWORK, INC.
                      220 East 42nd Street
                           16th Floor
                    New York, New York  10017



                        February __, 1998



Dear Stockholder:

          You are cordially invited to attend the Special Meeting of Stockholders of Food Court Entertainment Network, Inc. which will be held on Friday, February 27, 1998, at 9:00 A.M., at the Company's offices located at 220 East 42nd Street, 16th Floor, New York, New York. The official notice of the meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

          Stockholders of the Company are being asked to approve an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's Series A Common Stock and Series B Common Stock. Whether or not you expect to attend the meeting in person, it is important that your shares be voted at the meeting. I urge you to specify your choices by marking the enclosed proxy and returning it promptly.

                            Sincerely,



                            JAMES N. PERKINS
                            President and Chief Executive Officer

             FOOD COURT ENTERTAINMENT NETWORK, INC.
                      220 East 42nd Street
                           16th Floor
                    New York, New York  10017
                 ______________________________

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
              to be held Friday, February 27, 1998
                 ______________________________



TO OUR STOCKHOLDERS:

          Notice is hereby given that a special meeting of stockholders of FOOD COURT ENTERTAINMENT NETWORK, INC. (the "Company") will be held on Friday, February 27, 1998, at 9:00 A.M. (prevailing time), at the Company's offices located at 220 East 42nd Street, 16th Floor, New York, New York for the following purposes:

          1.   To amend the Company's Certificate of
               Incorporation in order to effect a 0.07143-for-one reverse stock split of the Company's Series A
               Common Stock and Series B Common Stock ("Proposal
               One");

          2. To vote on adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the reverse stock split; and

          3. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

          The Board of Directors has fixed February 10, 1998 as the record date for the determination of stockholders entitled to vote at the Special Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting.

          YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

February __, 1998             By Order of the Board of Directors,



                              Robert H. Lenz
                              Chairman

             FOOD COURT ENTERTAINMENT NETWORK, INC.
                      220 East 42nd Street
                           16th Floor
                    New York, New York  10017
                 ______________________________

                         PROXY STATEMENT
                 ______________________________


          The accompanying proxy is solicited by and on behalf of FOOD COURT ENTERTAINMENT NETWORK, INC. (the "Company") for use at the special meeting ("Special Meeting") of stockholders to be held on Friday, February 27, 1998, at 9:00 A.M. (prevailing time), at the Company's offices located at 220 East 42nd Street, 16th Floor, New York, New York and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to stockholders is February 16, 1998.

          Sending in a signed proxy will not affect the stockholder's right to attend the Special Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company or delivering a later dated proxy at any time before the proxy is exercised.

          The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of the Company without additional compensation. Upon request by record holders of the Company's Series A Common Stock, par value $.01 per share (the "Series A Common Stock"), who are brokers, dealers, banks or voting trustees, or their nominees, the Company will pay the reasonable expenses incurred by such record holders for mailing proxy material to any beneficial owners of Series A Common Stock.

          A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Company's Series A Common Stock and Series B Common Stock, par value $.01 per share ("Series B Common Stock"), "FOR" the amendment to the Company's Certificate of Incorporation and "FOR" the Adjournment Proposal.

          The enclosed proxy confers discretionary authority to vote with respect to any and all of the matters that may come before the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

          The Company is not currently aware of any matters which will be brought before the Special Meeting (other than procedural matters) which are not referred to in the enclosed notice of the Special Meeting.

          The Company had 33,152,082 shares of Series A Common Stock and 1,019,164 shares of Series B Common Stock outstanding at the close of business on February 10, 1998 (the "Record Date"). The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering such matter. All such shares that are present, in person or by proxy, at the meeting will be counted in determining whether a quorum is present, no matter how the shares are voted or whether they abstain from voting or are broker non-votes. Each share of Series A Common Stock outstanding is entitled to one vote and each share of Series B Common Stock is entitled to five votes on each matter which may be brought before the Special Meeting. Except as otherwise indicated, Series A and Series B stockholders vote as a single class. Mr. Robert H. Lenz, Chairman of the Board and Director of the Company, and five other stockholders own collectively 100% of the issued and outstanding Series B Common Stock. All current officers and directors, together with such five other stockholders of Series B Common Stock, beneficially own in the aggregate approximately 4.2% of the total outstanding capital stock of the Company and have approximately 14.4% of the total combined voting power of the Company. CRT Corporation recently purchased 19,500,000 shares of Series A Common Stock, which constitutes approximately 51% of the combined voting power of the Company. See "Recent Transaction and Proposed Merger."

          The approval of the Amendment to the Company's Certificate of Incorporation (Proposal One) requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. Each stockholder may cast all of such holder's votes "FOR" or "AGAINST" such proposal, or may "ABSTAIN" from voting.

          Under the Delaware General Corporation Law, an abstention, withholding of authority to vote, or a broker non-vote on Proposal One will have the effect of a vote against Proposal One because the approval of Proposal One requires the affirmative vote of a majority of outstanding shares.

          The approval of the Adjournment Proposal requires the affirmative vote of a majority of all votes cast at the Special Meeting. An abstention, withholding of authority to vote, or a broker nonvote on the Adjournment Proposal will not have the same effect as a vote against such proposal. Each stockholder may cast all of such holder's votes "FOR" or "AGAINST" such proposal, or may "ABSTAIN" from voting.

                      SECURITY OWNERSHIP OF
            CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, as of February 10, 1998, the ownership of the Company's Common Stock by (i) each person who is known by the Company to own, of record or beneficially, more than five percent of the Company's Series A Common Stock or Series B Common Stock, (ii) each of the Company's Directors and Executive Officers, and (iii) all Directors and Executive Officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                          Shares of    Percentage of     Shares
of      Percentage of
                          Series A        Series A        Series
B        Series B
                        Common Stock    Common Stock    Common
Stock    Common Stock
                        Beneficially    Beneficially
Beneficially    Beneficially     Voting
       Name(1)            Owned(2)         Owned
Owned(2)(3)(4)      Owned(5)     Control
CRT Corporation.......  19,500,000(1)      58.8%           -0-
          -0-         51.0%

Robert H. Lenz........     648,104(6)       2.0
440,748(7)        43.3          6.3

Stephen G. Bowen......     334,615(8)       1.0
206,545(9)        20.3          2.2

Jeffrey Steinberg.....     126,545(10)       *
126,545(9)        12.4          1.7

Joseph Mercaldo.......     158,786(11)       *
158,786(9)        15.6          2.1

Harvey S. Wilson......      90,221(12)       *
75,300(13)        7.4          1.0

Gary Penisten.........      90,000(14)       *             -0-
          -0-           *

Howard W. Phillips....     123,488(15)       *             -0-
          -0-           *

Robert S. Wussler.....      90,000(14)       *             -0-
          -0-           *

James N. Perkins......     234,427(16)       .7            -0-
          -0-           *

James E. Galton.......      30,000(17)       *             -0-
          -0-           *

Eric C. Mendelson.....      38,427           *             -0-
          -0-           *

All Officers and
  Directors as a Group
  (7 persons).........   1,964,613          5.9         1,007,924
         98.9%         4.2%

_______________

*    Denotes less than 1%

(1)  See "Recent Transaction and Proposed Merger".

(2) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options, warrants or convertible securities within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities.

(3) Certain holders of Series B Common Stock have placed a portion of their shares of Series B Common Stock in escrow and may vote such shares but not transfer them as of this time ("Escrow Shares").

(4) Each share of Series B Common Stock is entitled to five votes per share, is convertible into one share of Series A Common Stock at the option of the holder, and will automatically convert into an equivalent number of shares of Series A Common Stock upon the sale or transfer by the record holder to any person other than another holder of Series B Common Stock.

(5) Excludes 20,135 shares of Series B Common Stock held in treasury.

(6) Includes 440,748 shares of Series A Common Stock which may be acquired upon the conversion of Series B Common Stock.
     Does not include 600,000 shares of Series A Common Stock underlying unvested options.

(7)  Includes 241,180 Escrow Shares.

(8) Includes (i) 100,000 shares of Series A Common Stock which may be acquired upon the exercise of currently exercisable options, and (ii) 206,545 shares of Series A Common Stock which may be acquired upon the conversion of Series B Common Stock.

(9)  Includes 106,545 Escrow Shares.

(10) Includes 126,545 shares of Series A Common Stock which may be acquired upon the conversion of Series B Common Stock.

(11) Includes 158,756 shares of Series A Common Stock which may be acquired upon the conversion of Series B Common Stock.

(12) Includes 75,300 shares of Series A Common Stock which may be acquired upon the conversion of Series B Common Stock.

(13) Includes 75,300 Escrow Shares.

(14) Represents 90,000 shares of Series A Common Stock which may be acquired upon the exercise of currently exercisable options. Does not include 30,000 shares of Series A Common
     Stock underlying unvested options.

(15) Represents 123,488 shares of Series A Common Stock which may be acquired upon the exercise of currently exercisable options and warrants. Does not include 154,560 shares of Series A Common Stock which may be acquired upon exercise of a unit purchase option not exercisable until October, 1998. Does not include 30,000 shares of Series A Common Stock underlying unvested options.

(16) Includes 200,000 shares of Series A Common Stock which may be acquired upon the exercise of currently exercisable options. Does not include 300,000 shares of Series A Common
     Stock underlying unvested stock options.

(17) Includes 30,000 shares of Series A Common Stock which may be acquired upon the exercise of currently exercisable options, but does not include 60,000 shares of Series A Common Stock underlying unvested options.

                          PROPOSAL ONE
     AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION

Introduction

          The Board of Directors of the Company has unanimously adopted resolutions approving, and submitting for shareholder approval at the Special Meeting, an amendment of the Company's Certificate of Incorporation (the "Amendment") to read in its entirety as set forth in Annex A to this Proxy Statement. The Company is amending its Certificate of Incorporation in order to effect a 0.07143-for-one reverse stock split of the issued and outstanding Series A Common Stock and Series B Common Stock (the "Reverse Split"). If the Amendment is approved by the Company's shareholders at the Special Meeting, management will file the Amendment with the Delaware Secretary of State immediately after the Special Meeting. The amendment and the Reverse Split will be effective on the date of such filing (the "Effective Date").

Reverse Split

          Description. Pursuant to the Reverse Split, on the Effective Date, each share of Common Stock outstanding will be converted into 0.07143 of one share. No fractional shares or scrip will be issued; rather, shareholders who would otherwise be entitled to a fractional share as a result of the Reverse Split will receive cash in the amount described below. The price for such fractional share will be based upon the mean between the high and low bid quotation per share for the Series A Common Stock for the ten trading days immediately preceding the Effective Date of the Reverse Split, as provided by the NASD.

          Reasons for the Reverse Split. The Series A Common Stock presently is quoted in the National Association of Securities Dealers Small Cap Market (the "Small Cap Market"). In order to qualify for quotation in the Small Cap Market, the Company and its Series A Common Stock must satisfy certain minimum continued listing requirements. The Company presently meets all of such requirements except the requirement that the Series A Common Stock maintain a minimum bid price of at least $1.00. On December 8, 1997, the Company was given written notice that it was not in compliance with this requirement. The bid price for the Company's Series A Common Stock has been less than $1.00 in excess of sixty days. Management of the Company believes that implementation of the Reverse Split will result in the Series A Common Stock trading at a bid price in excess of $1.00 due to the reduction in the number of outstanding shares. No assurances can be given, however, that the bid price of the Series A Common Stock will increase if the Reverse Split is implemented. See "Additional Considerations."

          Management of the Company is not aware of any present efforts by any person to accumulate a block of the Series A
Common Stock, and the Reverse Split is not intended to prevent or deter a nonnegotiated change in control of the Company.

          Additional Considerations. There can be no assurance that the price of the Series A Common Stock will rise following implementation of the Reverse Split, or that such price, if it does rise, will rise in proportion to the Reverse Split or will continue to escalate or be sustained for a significant period. See "--Effect on Market for Common Stock." In addition, there can be no assurance that implementation of the Reverse Split will enable the Company to maintain its qualification for trading on the Small Cap Market. Nevertheless, the Board of Directors believes that shareholder approval of the Amendment to effect the Reverse Split is advisable at this time.

          General Effect of Reverse Split. The rights and terms of the Series A Common Stock and the Series B Common Stock will not be affected by the Reverse Split, and the holders of the Series A Common Stock and the Series B Common Stock or options or warrants to purchase such Common Stock will have the same relative rights following the Effective Date as they had prior thereto.

          The effect of the Reverse Split on the aggregate number of shares of the Common Stock as of February 10, 1998 is set forth in the table below. Except for the following data, the Reverse Split will not have any effect on the shareholders' equity section of the Company's balance sheet.

                                   Prior to
                                   Proposed     After Proposed
                                Reverse Split   Reverse Split

Number of Shares of
Series A Common Stock(1)
  Authorized. . . . . . . .       200,000,000    200,000,000
  Issued and Outstanding. .        33,152,082      2,368,053
  Available for issuance. .       161,722,751    197,265,821
  Par value per share . . .              $.01           $.01

Number of Shares of
Series B Common Stock(1)
  Authorized. . . . . . . .         1,250,000      1,250,000
  Issued and Outstanding. .         1,019,164         72,798
  Available for issuance. .           230,836      1,177,202
  Par value per share . . .              $.01           $.01

______________________________
(1) The number of shares issued and outstanding prior to the Reverse Split are as of February 10, 1998. Shares issued and outstanding after the Reverse Split do not reflect any adjustments that may result from the repurchase of fractional shares.

          Effect on Registration. The Series A Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Series A Common Stock under the Exchange Act.

          Effect on the Market for the Common Stock.  The
Series A Common Stock is traded in the over-the-counter market and is presently quoted on the National Association of Securities Dealers ("NASD") Small Cap Market. The Company's Annual Report on Form 10-KSB for the year ended December 31, 1996 sets forth the high and low bid quotations for shares of Series A Common Stock for each quarter beginning with the quarter ended March 31, 1995 through the quarter ended December 31, 1996, as reported by the NASD.

          Management anticipates that after the Effective Date, the market price of shares of Series A Common Stock will rise as a result of the decrease in the number of shares outstanding. However, it cannot be predicted whether any increase in market price would be in proportion to the Reverse Split. If the market price of the Series A Common Stock were not to adjust proportionately, a significant loss of aggregate market value of the outstanding Series A Common Stock could result. In addition, a Reverse Split reduces the number of shares of Series A Common Stock outstanding, thereby adversely affecting liquidity and possibly depressing the price of the Series A Common Stock.

          Following implementation of the Reverse Split, and until the Series A Common Stock is listed on an exchange or is accepted for quotation on the NASDAQ National Market, the Company believes that trading in Series A Common Stock will continue in the over-the-counter market in transactions handled through the market makers of the Common Stock.

          Holders of Common Stock are entitled to receive such dividends as may be declared by the Company's Board of Directors.

No dividends on Common Stock were paid during the year ended December 31, 1997. The Company presently intends to retain all future earnings for business purposes and consequently does not presently intend to pay any cash dividends on the Common Stock.

          Effect on Options. The number of shares issuable upon the exercise of any option outstanding on the Effective Date will be decreased in proportion to the Reverse Split. Conversely, the exercise price per share of any such outstanding option will be proportionately increased on the Effective Date. Any such outstanding option will be rounded to the nearest whole share, and no cash payment will be made in respect of any fractional share so rounded.

          Exchange of Stock Certificates and Liquidation of Fractional Shares. As soon as practicable after the Effective Date, the shareholders will be notified and requested to surrender their certificates representing shares of Common Stock to the Company's transfer agent so that certificates representing the appropriate number of shares of Common Stock, together with a cash payment in lieu of any fractional share, may be issued in exchange therefor.

          Federal Income Tax Consequences. A summary of the principal federal income tax consequences of the proposed Reverse Split is set forth below. The following discussion is based upon present federal tax law and does not purport to be a complete discussion of such consequences for all shareholders in all circumstances, nor does it address state, local or foreign tax consequences or considerations. ACCORDINGLY, SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS.

          1. The proposed Reverse Split will not be a taxable transaction to the Company.

          2. A shareholder will not recognize any gain or loss as a result of the Reverse Split unless the shareholder receives cash in lieu of a fractional share. The position taken by the Internal Revenue Service ("IRS") has varied from time to time with respect to the receipt of cash in lieu of a fractional share. Under certain circumstances, the IRS has treated such receipt as a dividend. However, because the payment of cash in lieu of a fractional share of stock is being done for administrative convenience and does not represent separately bargained-for consideration, the Company believes it is appropriate for a minority shareholder to treat such receipt of cash as a gain or loss equal to the difference in the amount received and his or her adjusted basis in the fractional share. Such gain or loss will be capital in nature if the stock is held as a capital asset on the day of the payment of cash.

          3. The aggregate tax basis of the shares of Common Stock received by a shareholder pursuant to the Reverse Split will equal the aggregate tax basis of the shareholder's Common Stock prior to the Effective Date (except that such basis will be reduced by any basis allocated to a fractional share redeemed by the Company with respect to which the shareholder receives gain or loss as described in paragraph 2 above). The holding period of the shares of Common Stock received by the shareholder will include the holding period of the shareholder's Common Stock before the Reverse Split, provided the shares of Common Stock were a capital asset in the hands of such shareholder.

          Special taxation and withholding rules may apply to any shareholder that is a nonresident alien or a foreign corporation.

Those rules are beyond the scope of this discussion and should be discussed with a personal tax advisor. Shareholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, certain other information) to the transfer agent in connection with the Reverse Split to avoid backup withholding requirements that might otherwise apply in connection with the receipt of cash in lieu of fractional shares. See "Exchange of Certificates and Liquidation of Fractional Shares." The letter of transmittal will require each shareholder to deliver such information when the Common Stock certificates are surrendered following the Effective Date. Failure to provide such information may result in backup withholding.

          No Dissenters' Rights. Under Delaware law, shareholders are not entitled to dissenters' rights with respect to the Reverse Split.

                           ADJOURNMENT

          In the event that there are not sufficient votes to constitute a quorum or approve the Reverse Split at the time of the Special Meeting, such proposal could not be approved unless the Special Meeting was adjourned in order to permit further solicitation of proxies. In order to allow proxies which have been received by the Company at the time of the Special Meeting to be voted for such adjournment, if necessary, the Company has submitted the question of adjournment under such circumstances to its shareholders as a separate matter for their consideration.

          The Board of Directors of the Company recommends that shareholders vote their proxies in favor of the Adjournment Proposal so that their proxies may be used for such purposes in the event it becomes necessary. Properly executed proxies will be voted in favor of the Adjournment Proposal unless otherwise indicated thereon. If it is necessary to adjourn the Special Meeting, no notice of the time and place of the adjourned meeting is required to be given to shareholders other than an announcement of such time and place at the Special Meeting.

             RECENT TRANSACTION AND PROPOSED MERGER

          On February 6, 1998, the Company and CRT Corporation, a Nevada corporation ("CRT"), entered into a letter of intent (the "Letter of Intent") pursuant to which CRT will be merged with and into the Company with the Company as the survivor. As a result of the merger, the shareholders of CRT will own approximately 81.19% of the outstanding common stock of the Company. The merger is contingent upon, among other things, the Company and CRT entering into a definitive merger agreement and obtaining the approval of the shareholders of the Company and CRT.

          Pursuant to the Letter of Intent, the Company issued to CRT 19,500,000 shares of Series A Common Stock in consideration of an investment of $195,000 in the Company. Such shares represent approximately 57% of the outstanding shares of common stock of the Company.

                      STOCKHOLDER PROPOSALS

          Stockholder proposals regarding the 1998 Annual Meeting must be submitted to the Company by January 2, 1998 to receive consideration for inclusion in the Company's 1998 proxy material.

                          OTHER MATTERS

          As of the date hereof, the Company knows of no other business that will be presented for consideration at the Special Meeting. However, the enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters that the Company's Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented for approval at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not constitute ratification of the action at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rule 14a-8 under the Exchange Act, as amended; and (v) matters incidental to the conduct of the meeting. If any such matters come before the meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

                              By Order of the Board of Directors



                              Robert H. Lenz
                              Chairman

                             ANNEX A

          AMENDMENT TO THE CERTIFICATE OF INCORPORATION
            OF FOOD COURT ENTERTAINMENT NETWORK, INC.

          RESOLVED, that Article Fourth of the Amended and Restated Certificate of Incorporation of the Corporation shall be amended to read as follows:

               "FOURTH. Each share of Series A Common Stock, par value $.01 per share, and each share of Series B Common Stock, par value $.01 per share, of the Corporation (the "Common Stock") issued and outstanding immediately prior to the effective date of this Amendment to Certificate of Incorporation (the "Effective Date") shall be and hereby is, on and as of the Effective Date, automatically changed without further action into 0.07143 of a fully paid and nonassessable share of Common Stock; provided, however, that no fractional shares shall be issued pursuant to such change. Instead, cash payments will be made in lieu of such fractional shares. Such cash payments will be equal to the fractional interest times the mean between the closing bid and asked prices for the Common Stock as quoted by the NASD Small Cap Market for the ten trading days preceding the Effective Date. On and after the Effective Date, the aggregate number of shares of capital stock which the Corporation shall have authority to issue is 206,250,000 shares, consisting of 5,000,000 shares of Preferred Stock (the "Preferred Stock"), par value $.01 per share, as more fully described in Section A below and 201,250,000 shares of Common Stock, par value $.01 per share consisting of 200,000,000 shares of Series A Common Stock and 1,250,000 shares of Series B Common Stock, as more fully described in Section B below."

                              PROXY

             FOOD COURT ENTERTAINMENT NETWORK, INC.
            Proxy for Special Meeting of Stockholders

                        February 27, 1998

          SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints _________ _________ and James N. Perkins and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Special Meeting of Stockholders of Food Court Entertainment Network, Inc. (the "Company"), to be held on the 27th day of February, 1998, and at any postponement or adjournment thereof, and to vote all of the shares of Series A Common Stock and Series B Common Stock of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs that this proxy be voted as follows:

          (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                 Please date, sign and mail your
              proxy card back as soon as possible!

                 Special Meeting of Stockholders
             FOOD COURT ENTERTAINMENT NETWORK, INC.

                        February 27, 1998

           Please Detach and Mail in Envelope Provided

A  [X]           Please mark your votes as
                 in this example.




                                           FOR   AGAINST  ABSTAIN
1.   Approval of a .07143-for-one
     Reverse Stock Split.                  [  ]    [  ]     [  ]

2.   Approval of the proposal to adjourn
     the Special Meeting, if necessary, in
     the event there are not sufficient
     votes at the time of the Special
     Meeting to approve the Reverse Stock
     Split.                                [  ]    [  ]     [  ]

3. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

     This proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated, the persons named herein intend to vote for the Reverse Stock Split and for Adjournment of the Special Meeting, if necessary.

     THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING, THEN THAT
     ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

     The undersigned hereby acknowledges receipt of notice of the Company's Special Meeting of Stockholders and the Proxy
     Statement relating thereto.

     PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN
     THE ENCLOSED POSTAGE PAID ENVELOPE.


________________________________   ______________________________
Signature                          Signature if held jointly

                                   Note:   Your signature should
                                           appear as your name
                                           appears hereon.  When
                                           shares are held by
                                           joint tenants, both
                                           should sign.  When
                                           signing as attorney,
                                           executor, admini-
                                           strator, trustee or
                                           guardian, please give
                                           full title as such.
                                           If a corporation,
                                           please sign in full
                                           corporate name by the
                                           President or other
                                           authorized officer.
                                           If a partnership,
                                           please sign in
                                           partnership name by
                                           authorized person.

DATE:___________________, 1998
(Please date this Proxy)